SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual incentive awards were granted on February 25, 2025 to each of the named executive officers of Waste Management, Inc. (the “Company”), as identified in the Company’s most recent proxy statement (collectively, the “Executives”), pursuant to action by the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of the Company.

Each of the Executives, which includes James C. Fish, Jr., President and Chief Executive Officer; John J. Morris, Jr., Executive Vice President and Chief Operating Officer; Devina A. Rankin, Executive Vice President and Chief Financial Officer; Tara J. Hemmer, Senior Vice President and Chief Sustainability Officer; and Rafael E. Carrasco, Senior Vice President – Enterprise Strategy and President, WM Healthcare Solutions, received performance share units (“PSUs”) and stock options under the Company’s 2023 Stock Incentive Plan. The number of PSUs granted to each of the Executives is as follows: Mr. Fish — 43,636; Mr. Morris — 11,272; Ms. Rankin — 9,818; Ms. Hemmer — 7,636 and Mr. Carrasco — 7,636. The material terms of the PSUs are described below.

PSUs
Performance Calculation Date (“PCD”)	As of December 31, 2027; award (if any) paid out after certification by the Committee of actual level of achievement (“payment date”).

Performance Measure	50% of the PSUs will have a cash flow generation performance measure, and 50% of the PSUs will have a total shareholder return relative to the S&P 500 performance measure, in each case as set forth in the award agreement filed as Exhibit 10.1.

Range of Possible Awards	0 — 200% of targeted amount, plus accrued dividend equivalents, based on actual results achieved.

Termination of Employment	Payable in full on payment date based on actual results as if participant had remained an active employee through PCD.

Death or Disability before PCD

Involuntary Termination for Cause or Voluntary Resignation before PCD	Immediate forfeiture.

Involuntary Termination other than for Cause before PCD	Payable on payment date based on actual results, prorated based on portion of performance period completed prior to termination of employment.

Retirement (as defined in the award agreement) before PCD	If Retirement occurs on or after December 31, 2025, payable in full on payment date based on actual results as if participant had remained an active employee through PCD. If Retirement occurs before December 31, 2025, payable on payment date based on actual results, prorated based on the number of days worked during 2025 (the first year of the performance period) divided by 365.

Change in Control before PCD	Performance measured prior to the change in control and paid on prorated basis on actual results achieved up to such date. Thereafter, participant also generally receives a replacement award of restricted stock units in the successor entity generally equal to the number of PSUs that would have been earned had no change in control occurred and target performance levels had been met from the time of the change of control through December 31, 2027, adjusted for any conversion factors in the change in control transaction. The new restricted stock units in the successor entity would vest on December 31, 2027.

The Committee granted stock options to the Executives to purchase the following number of shares of the Company’s common stock: Mr. Fish — 50,580; Mr. Morris — 13,066; Ms. Rankin — 11,380; Ms. Hemmer – 8,851 and Mr. Carrasco – 8,851. The material terms of the stock options are described below.

Stock Options
Vesting Schedule	34% on first anniversary; 33% on second anniversary; and 33% on third anniversary.

Term	10 years from date of grant.

Exercise Price	Fair Market Value on date of grant - $231.195.

Termination of Employment

Death or Disability	All options immediately vest and remain exercisable for one year, but in no event later than the original term.

Qualifying Retirement	Continued vesting and exercisability for three years, but in no event later than the original term.

Involuntary Termination other than for Cause or Voluntary Resignation	All vested options remain exercisable for 90 days, but in no event later than the original term.

Involuntary Termination for Cause	All options are forfeited, whether or not exercisable.

Involuntary Termination or Resignation for Good Reason following a Change in Control	All options immediately vest and remain exercisable for three years, but in no event later than the original term.

Each of the Executives was also granted an annual cash incentive award on February 25, 2025. Annual cash incentive awards are targeted at a percentage of the Executive’s base salary, and payouts can range from zero to 200% of the targeted amount based on achievement of performance measures. Performance measures for the 2025 annual cash incentive awards include (i) operating EBITDA, (ii) income from operations excluding depreciation and amortization margin and (iii) internal revenue growth. Payouts of annual cash incentives based on the performance measures can be increased or decreased by up to 10%, depending on achievement calculated using a sustainability scorecard. The Committee has discretion to increase or decrease an Executive’s annual cash incentive award by up to 25% based on individual performance. Subject to the terms of any individual written employment, change in control or severance agreement, recipients must be employed by an affiliate of the Company on December 31, 2025 to be eligible to receive payment of an annual cash incentive award; provided, however, in the event of death, the recipient’s beneficiaries will receive a prorated award based on the number of days worked in 2025.

The above descriptions of the material terms of the awards are qualified in their entirety by reference to the appropriate award agreement filed as an exhibit hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of 2025 Long Term Incentive Compensation PSU Award Agreement

10.2	Form of 2025 Long Term Incentive Compensation Stock Option Award Agreement

10.3	Form of 2025 Executive Officer Annual Incentive Award Agreement

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: February 28, 2025	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President and Chief Legal Officer